UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 19, 2008

General Communication, Inc.
(Exact name of registrant as specified in its charter)

State of Alaska	000-15279	92-0072737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Denali Street, Suite 1000, Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing

General Communication, Inc. (“GCI”) was unable to file its Form 10-Q with the Securities and Exchange Commission (“SEC”) for the period ended September 30, 2008 before the due date for such report.  In accordance with Nasdaq’s rules, on November 19, 2008, GCI received a Nasdaq staff determination letter stating that GCI is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed with Nasdaq its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

The letter states that GCI has 60 calendar days to submit a plan to regain compliance.

GCI filed its September 30, 2008 Form 10-Q with the SEC on November 21, 2008 and, with this filing, has retained compliance.  GCI has also responded to Nasdaq that it has regained compliance.

A copy of GCI’s press release announcing the Staff Determination Letter is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description
99.1	Press release issued by General Communication, Inc. on November 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Company Name

Date: November 25, 2008	By:	/s/ John M. Lowber
Name: John M. Lowber
Title: Senior Vice President, Chief Financial Officer,
Secretary and Treasurer
(Principal Financial Officer)